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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 1998

                  NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
            (Exact name of registrant as specified in its charter)

          Delaware                  333-34793                13-7135550
(State or other jurisdiction       (Commission              (IRS employer
     of incorporation)             file number)           identification No.)

                     2 Gatehall Drive, Parsippany, NJ 07054
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (973) 606-4879

         (Former name or former address, if changed since last report)


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Item 1. CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2. ACQUISITION OF DISPOSITION OF ASSETS.

          Not applicable.

Item 3. BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

Item 5. OTHER EVENTS.

          On December 17, 1998 the Registrant sold $1,342,869,266 of Equipment Receivable-Backed Notes (the "Notes"), secured by, among other items, a pool of equipment leases, installment sales contracts, promissory notes, loan and security agreements and similar types of receivables (collectively, the "Contracts").

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of businesses acquired.

              Not applicable.

          (b) Pro forma financial information.

              Not applicable.

          (c) Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.




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
          Exhibit No.         Description
          -----------         -----------
              4.1             Transfer and Servicing Agreement, dated as of
                              December 1, 1998, among Newcourt Equipment
                              Trust Securities 1998-2 (the "Trust"), Antigua
                              Funding Corporation, AT&T Capital Corporation and
                              Bank of New York, as Indenture Trustee, without
                              exhibits.

              4.2 Indenture, dated as of December 1, 1998, between the Trust and Bank of New York, as Indenture Trustee, without exhibits.

              4.3 Trust Agreement, dated as of December 1, 1998, between Antigua Funding Corporation and
                              Citibank, N.A., as Owner Trustee, without exhibits.

              4.4 Purchase and Sale Agreement, dated as of December 1, 1998, among Antigua Funding
                              Corporation, AT&T Capital Leasing Services,
                              Inc., Newcourt Communications Finance
                              Corporation, Newcourt Commercial Finance
                              Corporation and AT&T Capital Corporation, without exhibits.

              8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

             23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2


Dated: January 12, 1999               By: ANTIGUA FUNDING CORPORATION
                                             as depositor of Newcourt Equipment
                                             Trust Securities 1998-2


                                      By: /s/ Glenn A. Votek
                                          ______________________________________
                                              Glenn A. Votek
                                              Executive Vice President and
                                              Treasurer




                          STATEMENT OF DIFFERENCES
                          ------------------------

The section symbol shall be expressed as ............................. 'SS'






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